                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 12, 2000

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-79773                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road
          Voorhees, New Jersey                                                     08043
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                     ADVANTA LEASING RECEIVABLES CORP. VIII
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-79773-01                   52-2170910
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            639 Isbell Rd, Suite 390
               Reno, Nevada                                                          89509
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (775) 823-3080
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                      ADVANTA LEASING RECEIVABLES CORP. IX
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Nevada                         333-79773-02                   52-2170234
----------------------------------------------      ---------------       ------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File       (I.R.S. Employer Identification
                                                        Number)                       No.)


               639 Isbell Road, Suite 390
                 Reno, Nevada                                                        89509
   ----------------------------------------                                        ---------
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (775) 823-3016
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

 .Item 5.   Other Events


There has been a change in the way Advanta Business Services Corp has been calculating the delinquency ratios. Beginning with the reporting period for this report and every month going forward, the delinquency ratios will only include those contracts that have any portions of their periodic scheduled payments remaining and have not come to maturity based on the stated terms of their lease or loan agreement. In some instances, once a contract comes to maturity, they may continue to make additional payments over and above the stated term as set forth in their lease or loan agreement. Prior to this month's reporting period, any portion of these additional payments were also included in the delinquency ratios. It has been concluded that once a contract has come to maturity based on the stated terms of their lease or loan agreements, they will have a contract principal balance of $0 and a corresponding cash balance remaining of $0. Therefore, no portion of these additional payments, if any, will be included in the delinquency ratio calculations.

The delinquency ratios with and without the additional payments are listed below:

Month ended March 31, 2000:

                                    >30 past due with additional       >30 past due without (actual)
March month-end ration              9.25%                              9.22%

3 month rolling average:            10.30%                             10.20%



Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on April 12, 2000 relating to the Equipment Receivables Asset-Backed Notes, Series 1999-1, prepared by the Servicer and sent to the Trustee pursuant to Section 3.05(a) of the Series 1999-1 Supplement dated as of August 26, 1999 covering the period of March 1, 2000 through March 31, 2000.


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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ADVANTA BUSINESS SERVICES CORP.,
                                             As Registrant

                                             By       /s/  JOHN PARIS
                                                      --------------------------
                                             Name:    John Paris
                                             Title:   Senior Vice President


Dated:   April 12, 2000

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ADVANTA LEASING RECEIVABLES CORP. VIII,
                                       As Registrant

                                       By       /s/  JOHN PARIS
                                                ---------------
                                       Name:    John Paris
                                       Title:   President and Director


Dated:  April 12, 2000

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         ADVANTA LEASING RECEIVABLES
                                         CORP. IX,
                                         As Registrant

                                         By       /s/  JOHN PARIS
                                                  ----------------------
                                         Name:    John Paris
                                         Title:   President and Director


Dated:   April 12, 2000

                                  Exhibit Index

Exhibit No.                                                                               Page
-----------                                                                               ----
   21.1      Monthly Servicer's Certificate dated April 12, 2000 prepared by the
             Servicer and sent to the Trustee pursuant to Section 3.05(a) of the            8
             Series 1999-1 Supplement covering the period of March 1, 2000 through March 31, 2000.




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